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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 19, 2003

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

MICHIGAN                                                             38-2505723
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)

                                     0-24676
                            (COMMISSION FILE NUMBER)


                1150 ELIJAH McCOY DRIVE, DETROIT, MICHIGAN 48202
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (313) 871-8400

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)






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ITEM 5.           OTHER EVENTS


         On November 19, 2003, registrant announced the resignations of two directors as set forth in the press release included as Exhibit 99.1 hereto.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS


         (c)      Exhibits

         99.1     November 19, 2003 Press Release



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 21, 2003

                                                CARACO PHARMACEUTICAL
                                                LABORATORIES, LTD.
                                                (REGISTRANT)



                                                By: /s/ Jitendra N. Doshi
                                                    ----------------------------
                                                    Jitendra N. Doshi, CEO



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                                  EXHIBIT INDEX

Exhibit:                   Description:

99.1                       November 19, 2003 Press Release




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